SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No.)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                           MAVERICK TUBE CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

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    (5) Total fee paid:
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[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

       -------------------------------------------------------------------------

    2) Form, Schedule or Registration Statement No.:

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    3) Filing Party:

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    4) Date Filed:

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
                            MAVERICK TUBE CORPORATION
                    16401 Swingley Ridge Road, Seventh Floor
                          Chesterfield, Missouri 63017

                    ----------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                    ----------------------------------------

To the Stockholders of:

     MAVERICK TUBE CORPORATION

     Our Annual Meeting of Stockholders ("Annual Meeting") will be held at The Doubletree Hotel and Conference Center, 16625 Swingley Ridge Road, Chesterfield, Missouri 63017, on Monday, May 5, 2003 at 4:00 P.M., Central Daylight Time, for the following purposes:

     1. To elect seven (7) directors to serve until the next annual meeting of stockholders and until their successors are elected and qualified;

     2. To consider and act upon a proposal to approve the Maverick Tube Corporation 2003 Employee Stock Option Plan; and

     3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on March 6, 2003, as the date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. A complete list of the stockholders entitled to vote at the Annual Meeting will be open to the examination of stockholders for any purpose germane to the Annual Meeting during ordinary business hours for a period of ten days prior to the Annual Meeting at our office, 16401 Swingley Ridge Road, Seventh Floor, Chesterfield, Missouri 63017.

     A copy of our 2002 Annual Report accompanies this Notice.


                                          By Order of the Board of Directors,

                                          /s/ Pamela G. Boone
                                          PAMELA G. BOONE
                                          Secretary

April 8, 2003
Chesterfield, Missouri


--------------------------------------------------------------------------------
WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

                            MAVERICK TUBE CORPORATION
                    16401 Swingley Ridge Road, Seventh Floor
                          Chesterfield, Missouri 63017

                                 ---------------
                                 PROXY STATEMENT
                                 ---------------

              ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 5, 2003

                               GENERAL INFORMATION

     As used in this Proxy Statement, unless the context otherwise requires, the terms "we," "us," "our," "Company" or "Maverick" refers to Maverick Tube Corporation.

     This Proxy Statement and the accompanying form of proxy are furnished in connection with the solicitation of proxies by our Board of Directors, for use at the Annual Meeting of Stockholders to be held on May 5, 2003, or any adjournment thereof (the "Annual Meeting"). The enclosed materials are first being mailed or delivered to our stockholders on or about April 8, 2003.

     Solicitation of proxies is being made by the Company, and will be made primarily by mail. The cost of solicitation of proxies will be paid by us and will also include reimbursement paid to brokerage firms and others for their reasonable out-of-pocket expenses of forwarding solicitation materials to their principals.

     You may revoke your proxy at any time before it is voted. Revocation may be made by attending the Annual Meeting and voting the shares of stock in person, or by delivering to our Secretary, at the principal office of Maverick prior to the Annual Meeting, a written notice of revocation or a later-dated, properly executed proxy.

                                VOTING SECURITIES

     Recordholders of Maverick Tube Corporation's Common Stock and, indirectly, Maverick Tube (Canada) Inc.'s Exchangeable Shares at the close of business on March 6, 2003 may vote at the meeting. Each stockholder has one vote for each share of Common Stock and each Exchangeable Share. On March 6, 2003, there were a total of 41,681,192 shares entitled to vote at the meeting. These consisted of 39,227,276 shares of Common Stock and 2,453,916 Exchangeable Shares. References to "shares" and "stockholders" in this proxy statement and at the annual meeting include all common stockholders and exchangeable shareholders entitled to vote at the meeting.

     Exchangeable Shares are designed to have economic rights equivalent to Common Stock and are exchangeable on a one-for-one basis into Common Stock. Exchangeable shareholders may vote indirectly at the meeting by instructing CIBC Mellon Trust Company, Trustee, how to vote their Exchangeable Shares. The Trustee will only vote pursuant to the instructions of the relevant shareholders and will not vote any shares for which it has not received instructions. An exchangeable shareholder may also instruct the Trustee to give a proxy to a holder specifically designated by the shareholder or to grant a proxy to the management of Maverick Tube Corporation. Like common stockholders, on or about April 8, 2003, exchangeable shareholders are being mailed this proxy statement and Maverick Tube Corporation's 2002 Annual Report. They are also being mailed a form of proxy and voting instruction card relating to their Exchangeable Shares.

     Directors are to be elected by a plurality of the votes cast at the meeting. Except as provided by law or our Certificate of Incorporation or By-laws, the affirmative vote of the holders of a majority of the shares entitled to vote at the meeting and present in person or represented by proxy is required to take action with respect to any other matter that may properly be brought before the meeting.

     Shares cannot be voted at the meeting unless the holder of record is present in person or by proxy. The enclosed proxy is a means by which a stockholder may authorize the voting of his or her shares at the meeting. The shares represented by each properly executed proxy card will be voted at the meeting in accordance with each stockholder's direction. Stockholders are urged to specify their choices by marking the appropriate boxes on the enclosed proxy card; if no choice has been specified by a holder of Common Stock, the Common Stock will be voted as recommended by the Board of Directors. However, if no choice has been specified by a holder of Exchangeable Shares, the Exchangeable Shares will not be voted with respect to such matter. If any other matters are properly presented to the meeting for action, the proxy holders will vote the proxies (which confer discretionary authority to vote on such matters) in accordance with their best judgment.

     The holders of a majority of the shares entitled to vote constitute a quorum. Votes that are withheld in the election of directors, abstentions on all other matters properly brought before the Annual Meeting and proxies relating to "street name" shares which are not voted by brokers on one or more, but less than all, matters (so called "broker non-votes") will be considered as shares present for purposes of determining a quorum. With respect to the election of directors, votes that are withheld will be excluded entirely from the vote and will have no effect. With regard to any other matters, abstentions (including proxies which deny discretionary authority in any other matters properly brought before this meeting) will be counted as shares present and entitled to vote and will have the same effect as a vote against any such other matters. Broker non-votes will not be treated as shares represented at the Annual Meeting as to such matter(s) not voted on and therefore will have no effect.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth information as of March 6, 2003 with respect to each person known by the Company to be the beneficial owner of more than five percent (5%) of our outstanding shares of common stock. This table is based on Schedules 13G filed with the Securities and Exchange Commision.

                  Name and Address                 Amount and Nature    Percent
Title of Class    Of Beneficial Owner              of Benefial Owner    of Class
--------------------------------------------------------------------------------
Common Stock      Perkins, Wolf, McDonnell & Co.     2,193,725(1)         5.26%
                  310 South Michigan Ave.
                  Suite 2600
                  Chicago, IL  60604

Common Stock      FMR Corp. (2)                      2,311,400(3)         5.55%
                  82 Devonshire Street
                  Boston, MA  02109
--------------------------------------------------------------------------------
(1) As reflected on the Schedule 13G dated February 28, 2003, filed by Perkins, Wolf, McDonnell & Company. Perkins, Wolf, McDonnell & Company reported sole voting power of 16,725 shares; shared voting power of 2,177,000 shares; sole dispositive power of 16,725 shares; and shared dispositive power of 2,177,000 shares.

(2) As reflected on the Schedule 13G dated February 13, 2003, filed by FMR Corp. Shares reported by FMR Corp. were reported as being beneficially owned by the following direct subsidiaries of FMR Corp. or individuals who control such subsidiaries of FMR Corp.: (i) Fidelity Management & Research Company; (ii) Fidelity Management Trust Company; (iii) Edward C. Johnson, III; and (iv) Abigail P. Johnson.

(3)  FMR Corp.  reported  sole voting power of 44,700  shares;  no shared voting
     power;  sole  dispositive   power  of  2,311,400  shares;   and  no  shared
     dispositive power.

                        SECURITY OWNERSHIP OF MANAGEMENT

     Under regulations of the Securities and Exchange Commission, persons who have power to vote or to dispose of our shares, either alone or jointly with others, are deemed to be beneficial owners of those shares. The following table shows, as of March 6, 2003, the beneficial ownership of (i) each of the executive officers named in the Summary Compensation Table, (ii) each present director and executive officer of Maverick and (iii) all present directors and executive officers as a group, of shares of our Common Stock. The individuals named have furnished this information to us.

                                                         Number of Shares         Currently
                 Name of Individual or                     Beneficially          Exercisable
                    Number in Group                            Owned             Options(1)             Percent of Class
-----------------------------------------------------------------------------------------------------------------------------
Pamela G. Boone....................................               8,000                2,000                   *
C. Robert Bunch....................................              29,900               27,500                   *
Gregg Eisenberg....................................             213,388               60,000                   *
T. Scott Evans.....................................             119,286               46,000                   *
Sudhakar Kanthamneni...............................             108,508               40,000                   *
David H. Kennedy...................................              64,150               27,500                   *
William E. Macaulay................................              23,500               23,500                   *
Wayne P. Mang......................................              27,500               27,500                   *
C. Adams Moore.....................................              27,500               27,500                   *
Richard W. Preckel.................................              15,400                8,000                   *
J. Donald Wilson...................................             260,046              255,106                   *
All current directors and executive officers as a
   group (11 persons)..............................             897,178              544,606                 2.15%
                                                                                                     (of 41,681,192 shares)
------------------------------------------------------------------------------------------------------------------------------

*    Represents less than 1% of the class.

(1) Number of shares of Common Stock issuable upon the exercise of options that are presently exercisable or will first become exercisable within 60 days of March 6, 2003. Such shares are included in the number of shares of Common Stock indicated under the column captioned "Number of Shares Beneficially Owned" above.

                        PROPOSAL 1--ELECTION OF DIRECTORS

     The term of office of each of the seven current members of our Board of Directors expires at the 2003 Annual Meeting. It is the intention of the persons named in the accompanying proxy, unless otherwise directed, to vote such proxies for the election of each of the seven nominees named below as our directors to serve until the 2004 Annual Meeting of Stockholders and until their successors are elected and qualified. If any persons named below should become unavailable for election as a director, the holders of the proxies reserve the right to substitute another nominee of their choice. THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF EACH OF THE SEVEN NOMINEES NAMED BELOW.

     The following table sets forth information with respect to each nominee for election as a director, each of whom has agreed to serve if elected.

                                                                                                                    Served
                                                                                                                      as a
                                                       Principal Occupation and Business Experience                 Director
           Name                Age                     During Past 5 Years and Other Directorships                   Since
---------------------------------------------------------------------------------------------------------------------------------
C. Robert Bunch                 48      Vice President and Chief Administrative Officer of Input/Output, Inc.         1991
                                        since November 1999; Partner in the law firm of King & Pennington,
                                        L.L.P. from 1997 to 1999; Executive Vice President and Chief Operating
                                        Officer of Oyo Geospace Corporation (June 1995-May 1996); Attorney,
                                        Scott, Douglass & Luton, L.L.P. (June 1994-May 1995); President, Geo-
                                        Capital Resources, L.C. (July 1993-May 1994).

Gregg Eisenberg                 52      Chairman of the Board since February 1996; President, Chief Executive         1988
                                        Officer and a Director of the Company since 1988.

David H. Kennedy                53      Independent energy consultant since January 1999; Managing Director of        1996
                                        First  Reserve  Corp.  from  1981  to  1998;  Director  of  Carbon  Energy
                                        Corporation and RBC Capital Partners Energy Fund.

Wayne P. Mang                   65      President & Chief Operating Officer Russel Metals from 1991 to May            1997
                                        1997; President and Chief Executive Officer Metals Group of Federal
                                        Industries Ltd. from 1982 to 1991; Non-Executive Chairman since 1996 and Director since 1986 of Wainbee Holdings, Ltd.

Paul McDermott                  49      Managing Partner of RBC Capital  Partners since 2001;  President of Energy    2003
                                        Investment  Corporation  from  1996 to  2000;  Director  of GTi  Equipment
                                        Technologies  since  2001;  Director  of  Harmonics  Limited  since  2001;
                                        Director of Vista  Midstream  Solutions  since 2001;  Director of Resolute
                                        Energy Inc. since 2001; Director of Maverick Tube from 1987 to 1995.

C. Adams Moore                  69      Independent   consultant  in  the  steel   distribution   and  fabrication    1996
                                        businesses since February 1992; Vice President of Sales of Bethlehem Steel
                                        Corporation and President of Bethlehem Steel Export Corporation from
                                        1983 to 1992; Director of Fisher Tank Company

J. Donald Wilson                63      Vice President and Director of Calgary Exhibition and Stampede since          2000
                                        1988; President and Chief Executive Officer of Prudential Steel from
                                        1985 to 2000; Director of Prudential Steel from 1984 to 2000.

Section 16(a) Beneficial Ownership Reporting Compliance
-------------------------------------------------------

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Such individuals are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file. To our knowledge, based solely on our review of the copies of such forms furnished to us, we believe all Section 16(a) filing requirements applicable to our directors and executive officers were complied with during calendar 2002 and were filed timely, except that each of Gregg Eisenberg, Sudhakar Kanthamneni, T. Scott Evans, Richard W. Preckel and Pamela G. Boone filed a Form 4 on January 21, 2003, to report the grant of an employee stock option on December 10, 2002.

Board Committees and Meetings
-----------------------------

     Our Board of Directors has established an Audit Committee, currently consisting of Messrs. Kennedy (Chairman), Mang and Bunch, a Compensation Committee, currently consisting of Messrs. Bunch (Chairman), Kennedy and Moore and a Nominating and Goverance Committee, currently consisting of Messrs. Macaulay (Chairman), Moore and Wilson. The functions of the Audit Committee are described under "Report of Audit Committee" below. The function of the Compensation Committee is to act on behalf of the Board of Directors with respect to the compensation of directors and executive officers. The Compensation Committee also administers Maverick's option and other benefit plans. The function of the Nominating and Governance Committee is to identify and recommend to the Board, director nominees and to develop and recommend to the Board corporate governance guidelines applicable to the Company. The Nominating and Governance Committee will give appropriate consideration to a written recommendation submitted to the Company by a stockholder for the nomination of a qualified person to serve as a director of the Company, provided that such recommendation contains sufficient information regarding the proposed nominee for the Committee to properly evaluate such nominee's qualifications to serve as a director.

     During the year ended December 31, 2002, the Board of Directors held five meetings, the Audit Committee held eight meetings, the Compensation Committee held three meetings and the Nominating and Governance Committee held one meeting. During such fiscal year each incumbent director attended no fewer than 75% of the aggregate of (i) the total number of meetings of the Board of Directors held during the period and (ii) the meetings held during the period by the Committees of the Board of Directors on which he served. We have established a mandatory retirement age of 72 for all Board members.

Compensation of Directors
-------------------------

     We pay an annual retainer of $25,000 to each non-employee director. In addition, we pay each non-employee director for each Board of Directors meeting attended, and for each committee meeting attended, compensation of $1,500 and $1,000, respectively. We also pay the ordinary and necessary out-of-pocket expenses incurred by non-employee directors to attend Board of Directors and committee meetings. Pursuant to our Director Stock Option Plan, as amended, which was approved by our stockholders in February, 2000 (the "Directors' Plan"), in calendar 2002, each director of Maverick, other than Mr. Eisenberg, received an option to acquire 10,000 shares of Common Stock at an exercise price equal to the fair market value of such shares at the time of grant.

Compensation Committee Interlocks and Insider Participation
-----------------------------------------------------------

     No member of the Compensation Committee is now an officer or an employee of Maverick or any of its subsidiaries or has been at any time an officer of Maverick or any of its subsidiaries or has had any substantial business dealings with Maverick or any of its subsidiaries.

                             EXECUTIVE COMPENSATION

     The following table sets forth information relating to compensation paid to or accrued for the benefit of our Chief Executive Officer and each of our four highest paid executive officers (together identified as the "named executive officers") for all services rendered in all capacities to us during each of our last three completed fiscal years. No compensation was paid in the form of restricted stock or stock appreciation rights plans during any of the last three fiscal years .


                           SUMMARY COMPENSATION TABLE

                                                                              Other Annual    Securities      All Other
                                        Fiscal Year     Salary      Bonus     Compensation    Underlying     Compensation
      Name and Principal Position          Ended        ($)(1)      ($)(2)       ($)(3)       Options(#)       ($)(4&5)
---------------------------------------------------------------------------------------------------------------------------
Gregg Eisenberg......................         2002     374,930      45,183             --        75,000            23,000
   Chairman of the Board, President           2001     362,250     340,381             --            --            25,500
   and Chief Executive Officer                2000     315,000     130,530             --        30,000            21,800

T. Scott Evans.......................         2002     214,250      40,941             --        50,000            23,000
   Senior Vice President-- Sales              2001     207,000     192,791             --            --            23,449
   & Marketing                                2000     180,000      75,534             --        25,000            21,008

Sudhakar Kanthamneni.................         2002     220,200      45,177             --        50,000            23,000
   Senior Vice President--                    2001     212,750     200,904             --            --            23,493
   Manufacturing and Technology               2000     185,000      76,420             --        25,000            36,800

Pamela G. Boone.......................        2002     175,000      37,762             --        75,000             7,272
   Vice President--Finance &                  2001     136,075     124,442             --            --             5,484
   Administration; Chief Finanical
   Officer and Secretary

Richard W. Preckel.....................       2002      144,900      16,226            --        25,000             6,834
   Vice President - Strategic Services        2001      140,000     131,653            --            --             6,041
---------------------------------------------------------------------------------------------------------------------------

(1) Includes that portion of salary deferred at the named executive officer's election under the Maverick Tube Corporation Savings for Retirement Plan (our "401(k) Plan").

(2) Executive officers of Maverick may earn bonuses under our Performance Bonus Plan (quarterly) and Profitability Bonus Plan (annually) if certain performance criteria, which are established annually, are met.

(3) Except as otherwise noted, other annual compensation paid or distributed to each of the named executive officers did not in any year exceed the lesser of $50,000 or 10% of his respective annual salary and bonus.

(4) Includes amounts contributed by us under our 401(k) Plan and additional compensation deferred under the Executive Deferred Compensation Plan established in fiscal 1996 ("the 1996 Plan") or the Senior Executive Deferred Compensation Plan established in fiscal 2001 ("the 2001 Plan") for the benefit of certain executive officers. The 1996 Plan provided for annual fixed deferred compensation awards (together with interest thereon) all of which were payable on the fifth anniversary of the first award, provided that the executive officer remains employed by us, or upon the executive officer's death or a change in control of Maverick. The 1996 plan terminated in fiscal 2001 and the appropriate pay-outs were made to the Executive Officers. During calendar 2002 and 2001, deferred compensation awards of $15,000, $15,000 and $15,000 were made to Messrs. Eisenberg, Evans and Kanthamneni, respectively, under the 2001 Plan. The 2001 Plan provides for annual fixed deferred compensation awards (together with interest thereon) payable at the termination of the employment of the executive office in installments over a period of five years and for which Maverick has the option to accelerate such payment.

(5) Includes additional amounts deferred under the Deferred Compensation Plan established in fiscal 1996 for the benefit of our executive officers and certain key managers. The Deferred Compensation Plan was established in order to retain the services of and provide long-term performance incentive to executive officers and certain key employees of Maverick. The awards are established annually based on performance and profitability goals and cannot exceed 6% of the participant's base salary. No awards were made in 2002.

Stock Options
-------------

     The following table provides information, with respect to the named executive officers, concerning the exercise or settlement of options and/or SARs during the year ended December 31, 2002 and unexercised options and SARs held as of the end of December 31, 2002.

                                Number of     % of Total                               Potential Realizable Value
                                Securities       Options                               at Assumed Annual Rate of
                                Underlying     Granted to   Exercise, or                 Stock Price Appreciation
                                  Options     Employees in   Base Price    Expiration    For Option Term (1)
             Name               Granted(#)    Calendar Year  (S/Share)        Date          5%             10%
-------------------------------------------------------------------------------------------------------------------
Gregg Eisenberg............     75,000 (2)        21.4%        $12.38      12/10/12      $583,929      $1,479,790
T. Scott Evans.............     50,000 (2)        14.3%        $12.38      12/10/12      $389,286        $986,527
Sudhakar Kanthamneni.......     50,000 (2)        14.3%        $12.38      12/10/12      $389,286        $986,527
Pamela G. Boone............     75,000            21.4%        $12.38      12/10/12      $583,929      $1,479,790
Richard W. Preckel.........     25,000             7.1%        $12.38      12/10/12      $194,643        $493,263
-------------------------------------------------------------------------------------------------------------------

(1) The potential realizable values shown illustrate the values that might be realized upon exercise immediately prior to the expiration of the option's term using 5 percent and 10 percent appreciation rates set by the Securities and Exchange Commission, compounded annually and therefore are not intended to forecast possible future appreciation, if any, of our stock price. Additionally, these values do not take into consideration certain provisions of the option that could affect value, such as the nontransferability or the termination thereof following termination of employment.

(2) Each option will become exercisable on December 10, 2012. Each option also becomes fully exercisable within 30 days of a Change of Control of Maverick Tube. See "Employment Arrangements with Executive Officers."


                         AGGREGATED OPTION EXERCISES IN
              LAST CALENDAR YEAR AND CLENDAR YEAR-END OPTION VALUES

                                                                             Number of Securities
                                                                            Underlying Unexercised       Value of Unexercised
                                  Shares                                     Options at Clanedar         In-the-Money Options
                                Acquired on              Value                   Year-End(#)           at Calendar Year-End($)
             Name               Exercise(#)           Realized($)         Exercisable/Unexercisable  Exercisable/Unexercisable(1)
------------------------------------------------------------------------------------------------------------------------------------
Gregg Eisenberg............         40,000                    262,000              60,000/135,000         $427,500 / $1,566,000
T. Scott Evans.............         30,000                    170,400               46,000/95,000         $315,375 / $1,114,625
Sudhakar Kanthamneni.......         40,000                    333,600               40,000/95,000         $285,000 / $1,114,625
Pamela G. Boone............             --                         --                2,000/86,000          $14,250 / $1,076,875
Richard W. Preckel.........             --                         --                8,000/46,000           $ 75,000 / $599,125
------------------------------------------------------------------------------------------------------------------------------------

(1) Represents the market value of the underlying Common Stock at the close of business on December 31, 2002, less the aggregate exercise price.

Employment Arrangements with Executive Officers
-----------------------------------------------

     As of December 31, 2002, we are not currently a party to any employment agreements with our named executive officers. We have entered into Severance Agreements with each of Messrs. Eisenberg, Evans and Kanthamneni. Such Severance Agreements provide for severance pay upon the involuntary termination of the executive officer (other than for cause) of an amount equal to one-half of the executive officer's then base annual salary. The Severance Agreements also provide for severance pay to the executive officer if, within 30 months following a "Change of Control" of Maverick, the officer's employment with us (or our successor) is terminated by us (or our successor) other than for cause or is terminated by the executive officer for "good reason." In this event, the executive shall be entitled to a lump-sum severance payment equal to two and one-half times the sum of (i) his then Base Salary, and (ii) the value of his bonus under our Performance Bonus Plan, assuming that the specified performance criteria for the year in question is met. Additionally, the executive will be entitled to the continuation of certain benefits (such as health, life and disability insurance) for the 30 month period, and a "gross-up" payment in respect of "excess parachute payments," if any, resulting from payments under the Severance Agreement.

     Additionally, the option agreements with each of the named executive officers with respect to options granted in November, 1995, September, 1996, November, 1998 and November, 2000 under our 1994 and 1990 Stock Option Plans respectively, become exercisable immediately upon the occurrence of certain events which would result in a Change of Control. A "Change of Control" is defined in the Severance Agreements to mean, generally, the occurrence of certain events which result in the acquisition by an entity, or group of entities acting in concert, of thirty-five percent (35%) or more of our outstanding Common Stock. The term "good reason" is defined in the Severance Agreements to mean, generally, a significant reduction of the duties or salaries, a required relocation of the such executive officer, the occurrence of certain breaches of the agreement by us or the determination of the executive officer that the business philosophy or policies of Maverick or its successor are not compatible with those of the executive officer.

Certain Relationships and Related Transactions
----------------------------------------------

     In 2002, we paid approximately $80,000 to Mr. Tim LaPlaunt for his service as the Transportation Services Manager of Maverick Tube Corporation. Mr. LaPlaunt is the brother-in-law of Mr. Gregg Eisenberg.

                          COMPENSATION COMMITTEE REPORT

     Our Compensation Committee is committed to providing a comprehensive compensation package designed to attract and retain quality executive officers; instill a long-term commitment to us and ensure that the interests of management and our stockholders are aligned. With this in mind, the Compensation Committee's principal objective is to link executive compensation to corporate performance. However, the Committee also considers progress on strategic and other qualitative goals when determining base salaries of our executive officers. The Committee's compensation policies include the following:

o establishing compensation levels competitive with those of similar-size manufacturing companies;

o balancing our short-term and long-term goals and performance and those of our executive officers and

o linking executive officer compensation to increasing stockholder value through stock options.

     Given the Compensation Committee's policies, our executive officers' compensation packages primarily include three elements: (1) base salary; (2) cash bonuses and (3) stock options.

Base Salaries
-------------

     Base salaries for our executive officers are initially determined by evaluating the responsibilities of the position held, the experience of the individual and by referring to the relevant competitive marketplace for executive management, which includes a comparison to a self-selected group of other manufacturing companies of a size similar to that of Maverick. The comparative group is not limited to companies which comprise the published industry index. Rather, the Compensation Committee believes that the relevant marketplace for executive management is broader than that represented by other companies in our industry. The base salary for each of our executive officers is targeted generally at or below the mid-point within the comparative group. When determining base salary, the Compensation Committee also takes into account other aspects of the entire compensation package afforded by us to the individual officer, which include matching contributions under our 401(k) Plan, incentive compensation programs, deferred compensation and certain perquisites.

     Base salaries are reviewed annually and adjusted after considering executive officer salaries of the comparative group (as discussed previously), our performance for the year, the individual executive's contribution to that performance, achievement of individual performance objectives and years of service with us. The Compensation Committee exercises judgment and discretion in the information it reviews and the analysis it considers. In reviewing base salaries of our executive officers other than the Chief Executive Officer, the Compensation Committee also takes into account the views of Gregg Eisenberg, Chairman, President and Chief Executive Officer, whose views typically are subjective, such as his perception of the individual's performance, the importance of his role and functional responsibilities to the overall well-being of Maverick and any planned changes in functional responsibilities.

     In determining Mr. Eisenberg's base salary for calendar 2003, the Compensation Committee considered several factors. These factors, to which the Committee did not attribute specific values or weights, included (i) our financial performance during fiscal 2003 relative to our peers in the oil service business, (ii) competitive salary and bonus levels for Chief Executive Officers at comparably sized public companies in similar businesses as well as general inflation of salaries in the economy and (iii) our position in the market place. Based on these considerations, the Compensation Committee set Mr. Eisenberg's base salary for calendar 2003 at $390,000 which reflects a 4.0% increase over fiscal 2002.

Bonuses
-------

     Our executive officers are eligible for quarterly cash bonuses under the terms of our Performance Bonus Plan, not to exceed 15% of base salary, based on the achievement of specified objective criteria related to, among other things, sales and manufacturing results. In calendar 2002, the specified criteria were attained and Mr. Eisenberg and the other executive officers received quarterly cash bonuses.

     Our executive officers are also eligible for annual cash bonuses, under the terms of our Profitability Bonus Plan. There were no bonues awarded under this plan for calendar 2002. The criteria for annual bonuses in calendar 2002 were to achieve a specified earnings per share target and the achievement of certain other performance goals. In calendar 2002, we did not achieve profitability within the range of the established profitability goal and therefore no bonuses were awarded pursuant to the Profitability Bonus Plan to our executives.

Stock Options
-------------

     The granting of stock options is a key part of our overall compensation program designed to provide our executive officers and other key employees with incentives to maximize our long-term financial performance and align their interests with those of our stockholders.

     In determining whether and how many options should be granted, the Committee may consider the seniority of and contributions of executive officers and key employees, as well as the number of options already held and such other factors as it deems appropriate. However, the Compensation Committee has not established target awards governing the receipt, timing or size of option grants under our stock option plans, other than to set a maximum limit. Thus, a determination by the Compensation Committee with respect to the granting of stock options is subjective in nature.

     The Compensation Committee's primary consideration for determining the number of shares covered by options provided during 2002 to Mr. Eisenberg and our other executive officers, was to encourage the long-term retention and performance of these officers. To replace options, and to keep the outstanding options in line with our past ratios to the total shares outstanding, there were options granted to Mr. Eisenberg and the other named executives for the year 2002. A total of 350,000 options were granted to the five named executives and certain key employees. There were 75,000 options granted to Mr. Eisenberg and Ms. Boone; 50,000 granted to Messrs. Evans and Kanthamneni; 25,000 granted to Mr. Preckel and the remainder were granted to certain key employees.


                              Respectfully submitted,

                              COMPENSATION COMMITTEE OF THE
                              BOARD OF DIRECTORS OF
                              MAVERICK TUBE CORPORATION

                              C. Robert Bunch, Chairman
                              David H. Kennedy, Member
                              C. Adams Moore, Member

                             AUDIT COMMITTEE REPORT

     The Audit Committee, which functions pursuant to a written charter, consists of Messrs. Kennedy (chairman), Mang and Bunch, each of whom is "independent" in accordance with the standards imposed by the New York Stock Exchange. The Audit Committee's charter was amended in 2002. The new charter is attached to this proxy statement as Attachment A. The functions of the Audit Committee are to (i) assist the Board in fulfilling its oversight responsibilities to stockholders, potential stockholders, the investment community and others with regard to the integrity of our financial reporting and the adequacy of our internal accounting and financial control, policies and procedures, (ii) serve as a communication focal point among non-Committee directors, management, the internal auditor and the independent auditors with respect to accounting, financial reporting and compliance and (iii) report on the independence of our independent auditors and internal auditor, the integrity of management and the adequacy of our public disclosures. Management has the primary responsibility for our financial statements and reporting process, including our system of internal controls.

     In fulfilling its oversight responsibilities with respect to the 2002 financial statements, the Audit Committee has:

o reviewed and discussed with management the Company's audited financial statements as of and for the year ended December 31, 2002, including a discussion of the quality and acceptability of our financial reporting and internal controls;

o reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgment as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards (including Statement on Auditing Standards No. 61);

o discussed with the independent auditors the auditors' independence from management and the Company, including the matters in the written disclosures required by the Independence Standards Board No. 1, and considered the compatibility of non-audit services with the auditors' independence; and

o discussed with the Company's internal auditor and independent auditors the overall scope and plans for their respective audits.

     In addition, the Audit Committee meets with the internal auditor and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls and the overall quality of the Company's financial reporting. The Audit Committee held eight meetings during fiscal 2002.

     In reliance on the reviews  and  discussions  referred to above,  the Audit
Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2002 for filing with the Securities and Exchange Commission.

                             Respectfully submitted,

                             AUDIT COMMITTEE OF THE
                             BOARD OF DIRECTORS OF
                             MAVERICK TUBE CORPORATION

                             David H. Kennedy, Chairman
                             Wayne P. Mang, Member
                             C. Robert Bunch, Member

                                STOCK PERFORMANCE

     Set forth below is a line graph comparing the cumulative total stockholder return since October 1, 1997 through December 31, 2002 on our Common Stock against the cumulative total return of the NYSE Stock Market--U.S., the S&P 500 and the Philadelphia Exchange Oil Service Index.

                  COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
         AMONG MAVERICK TUBE CORPORATION, THE NYSE STOCK MARKET (U.S.),
           THE S&P 500 AND THE PHILADELPHIA EXCHANGE OIL SERVICE INDEX

                                  [LINE GRAPH]


                                   Philadelphia       NYSE          S&P
                                   Oil Services       Stock         500
Date                 Maverick      Sector Index      Exchange      Index
--------------------------------------------------------------------------------
09/30/1997               100             100             100         100
09/30/1998                17              47              99         107
09/30/1999                40              61             130         135
12/31/1999                60              69             145         155
12/29/2000                55             101             136         139
12/31/2001                31              70             126         121
12/31/2002                32              70             105          93
--------------------------------------------------------------------------------

*$100  INVESTED  ON  9/30/97  IN  STOCK  OR  INDEX--INCLUDING   REINVESTMENT  OF
DIVIDENDS. FISCAL YEAR ENDING SEPTEMBER 30th 1998 THOUGH 1999, THREE MONTHS ENDED DECEMBER 31, 1999 AND CALENDAR YEARS DECEMBER 31, 2000 THROUGH 2002

(1) On September 25, 2000, the Common Stock of Maverick was listed on the New York Stock Exchange and, on that same date, was withdrawn from trading on the NASDAQ National Market.

          PROPOSAL 2 - APPROVAL OF THE 2003 EMPLOYEE STOCK OPTION PLAN

     Our Board of Directors is submitting for stockholder approval the Maverick Tube Corporation 2003 Employee Stock Option Plan (the "Plan"), approved and adopted by the Board of Directors on February 13, 2003.

Purposes Of The Plan

     The principal purposes of the Plan are:

o To further the growth, development and financial success of the Company by providing additional incentives to certain of its key employees who have or will be given responsibility for the management or administration of the Company's business affairs, by assisting them to become owners of the Company's Common Stock and to benefit directly from the Company's growth, development and financial success.

o To enable the Company to retain the services of the type of professional, technical and managerial employees considered essential to the long-range success of the Company by providing them an opportunity to become owners of the Company's Common Stock under options.

Summary Of The Plan

     The principal features of the Plan are summarized below, but the summary is qualified in its entirety by reference to the Plan itself, which is included as Attachment B.

     Shares Available to be Issued under the Plan. Under the Plan, an aggregate of 1.0 million shares of Common Stock may be issued upon the exercise of options. Options to purchase no more than 250,000 shares of Common Stock may be granted to any one individual during any calendar year. The shares of Common Stock available under the Plan upon exercise of stock options may be either previously authorized and unissued shares or treasury shares. The Plan provides for appropriate adjustments in the number and kind of shares subject to the Plan and to outstanding grants thereunder in the event of a stock split, stock dividend and certain other types of transactions, including restructurings. If any portion of an option expires or is canceled without having been fully exercised under the Plan, the shares that were subject to the unexercised portion of such option will continue to be available for issuance under the Plan.

     Administration. The Plan is administered by the Company's Compensation Committee (the "Committee"). The Committee consists solely of members of the Board who are both "non-employee" directors as defined in Rule 16b-3 of the Securities Exchange Act of 1934, as amended, and "outside directors" for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended. The Committee is authorized to determine, consistent with the Plan, the individuals eligible to participate in the Plan, the number, exercise price and other terms and conditions of each award to employees who are eligible under the Plan. The Committee is also authorized to adopt, amend and rescind rules relating to the administration of the Plan.

     Eligibility; Awards under the Plan. Key employees, are eligible to receive options under the Plan. The Committee is authorized to determine which employees are key employees and to select from among the key employees the individuals to whom options are to be granted and to determine the number of shares to be subject thereto and the terms and conditions thereof, consistent with the Plan. Each option grant will be evidenced by an option agreement that specifies the exercise price, the duration of the option, the number of shares to which the option pertains, the vesting schedule and such other provisions as the Committee may determine. In addition, the option agreement will specify whether the option was intended to be an incentive stock option or a non-qualified stock option. The exercise price must not be less than the market value of a share of the Company's Common Stock on the date of grant. The duration of an option granted under the Plan may not exceed ten years.

     Payment for Shares. The exercise price for all options and the tax required to be withheld upon exercise may (a) be paid in full in cash at the time of exercise or may, with the approval of the Committee, (b) be paid in whole or in part in Common Stock owned by the optionee or issuable to the optionee upon exercise of an option and having a fair market value on the date of exercise equal to the aggregate exercise price of the shares to be purchased plus the tax required to be withheld, or, (c) be paid, with the approval of the Committee, pursuant to a cashless exercise procedure. However, in no event will an optionee be allowed to exercise an option with a loan from the Company if it is prohibited by law. The Committee may also authorize a combination of these forms of consideration.

     Amendment and Termination. The Board of Directors may, at any time amend or terminate the Plan without approval of the participants or the Company's stockholders, except to the extent that stockholder approval is required by applicable law, rule or regulation. Additionally, the Board of Directors may, in its discretion, voluntarily seek stockholder approval if the Board so desires. The Committee may waive any conditions of or rights of the Company or modify or amend the terms of any outstanding option consistent with the terms of the Plan. The Committee generally may not, however, amend, alter, suspend, discontinue or terminate any outstanding option without the consent of the holder of the option.

     Unless previously terminated by the Board of Directors, the Plan will remain in effect for ten years following the approval of the Plan by the Company's stockholders, after which no additional options may be granted under the Plan.

     Change in Control. In the event of a dissolution or liquidation of the Company, or a merger or consolidation of the Company with or into another corporation or the acquisition by another corporation or person of all, or substantially all, of the Company's assets, the Committee may provide that outstanding options shall terminate and the Committee may provide in the applicable option agreements that each optionee shall, immediately prior to such dissolution, liquidation, acquisition, merger or consolidation, be entitled to exercise all of his or her outstanding options.

     Miscellaneous. The option agreements generally provide that options may continue to be exercisable for a period of time following the optionee's termination, retirement, death or disability. Options granted under the Plan may not be assigned or transferred by the optionee, except for transfer to beneficiaries designated in accordance with the individual agreements embodying the awards.

Certain Federal Income Tax Consequences

     The current federal income tax consequences of the Plan are summarized in the following discussion. This discussion addresses only the general tax principles applicable to the Plan and is intended for general information only. Alternative minimum tax and other federal taxes, as well as foreign, state and local income taxes are not discussed, and may vary depending on individual circumstances and from locality to locality.

     Under current federal income tax laws, options under the Plan will have the following federal income tax consequences:

o The grant of an option will not, by itself, result in the recognition of taxable income to the participant or entitle the Company to a deduction at the time of grant.

o If a participant exercises an incentive stock option, the exercise of the option will generally not, by itself, result in the recognition of taxable income by the participant or entitle the Company to a deduction at the time of exercise. However, the difference between the exercise price and the fair market value of the shares of Common Stock acquired on the date of exercise is an item of adjustment included for purposes of calculating the participant's alternative minimum tax.

o If a participant does not hold the shares of Common Stock acquired upon exercise of an incentive stock option for at least one year after the exercise of the option or two years after the grant of the option, whichever is later, the participant will recognize ordinary income or loss upon disposition of the shares in an amount equal to the difference between the exercise price and the fair market value of the shares on the date of exercise of the option. If this happens, the Company will be entitled to a corresponding deduction in the amount of ordinary income, if any, that the participant recognizes. The participant also will recognize a capital gain or loss in an amount equal to the difference, if any, between the sale price and the fair market value of the shares of Common Stock on the date of exercise of the option. The capital gain or loss will be characterized as short-term if the participant does not hold the shares for more than one year after the exercise of the option and long-term if the participant does hold the shares for more than one year after the exercise of the option. The Company will not be entitled to a corresponding deduction for the capital gain or loss.

o If the participant holds the shares of Common Stock acquired upon exercise of an incentive stock option for one year after the option is exercised and two years after the option is granted, the participant will recognize a capital gain or loss upon disposition of the shares in an amount equal to the difference between the sale price and the exercise price. The Company will not be entitled to a corresponding deduction for the capital gain or loss.

o If a participant exercises a non-qualified stock option, he or she will recognize ordinary income on the date of exercise in an amount equal to the difference between the exercise price and the fair market value on the date of exercise of the shares of Common Stock acquired pursuant to the exercise. The Company will be allowed a deduction in the amount of any ordinary income recognized by the participant upon exercise of the option. When the participant sells the shares acquired upon exercise of a non-qualified stock option, he or she will recognize a capital gain or loss equal to the amount of any appreciation or depreciation in value of the shares from the time of exercise. The Company will not be entitled to a corresponding deduction for the capital gain or loss. The capital gain or loss will be short-term if the participant does not hold the shares for more than one year after the exercise of the option and long-term if the participant does hold the shares for more than one year after the exercise of the option.

     Under Code Section 162(m) of the Code, in general, income tax deductions of publicly-traded companies may be limited to the extent total compensation (including base salary, annual bonus, and income from stock option exercises) for certain executive officers exceeds $1 million in any one taxable year. However, under Code Section 162(m), the deduction limit does not apply to certain "performance-based" compensation established by an independent compensation committee which conforms to certain restrictive conditions stated under the Code and related regulations. The Plan has been structured with the intent that options granted under the Plan may meet the requirements for "performance-based" compensation under Code Section 162(m).

Options Under the Plan

     As of the date of this proxy statement, no options have been granted under the Plan.

Securities Authorized For Issuance Under Equity Compensation Plans

     The following table sets forth certain information with respect to the Company's equity compensation plans as of December 31, 2002:

                      EQUITY COMPENSATION PLAN INFORMATION

                                                 NUMBER OF SECURITIES         WEIGHTED-AVERAGE        NUMBER OF SECURITIES
                                                   TO BE ISSUED UPON          EXERCISE PRICE OF       REMAINING AVAILABLE
                                                      EXERCISE OF                OUTSTANDING                  FOR
                                                 OUTSTANDING OPTIONS,         OPTIONS, WARRANTS      FUTURE ISSUANCE UNDER
PLAN CATEGORY                                     WARRANTS AND RIGHTS            AND RIGHTS           EQUITY COMPENSATION
                                                                                                           PLANS (1)
----------------------------------------------------------------------------------------------------------------------------
Equity compensation plans approved by the
Company's stockholders (2)....................         1,435,373                   $11.89                   278,418
Equity Compensation plans not approved by
the Company's stockholders (3)................                 0                        0                         0
                                              --------------------------    --------------------    -----------------------
     Total....................................         1,435,373                   $11.89                   278,418
                                              ==========================    ====================    =======================
----------------------------------------------------------------------------------------------------------------------------

(1) Excludes securities to be issued upon the exercise of outstanding options, warrants and rights.

(2) Includes options granted under the 1990 Stock Option Plan, 1994 Stock Option Plan, 1994 Director Plan, 1999 Director Plan and Prudential Plan, all of which are further described in footnote 15 to our audited financial statemements in our 2002 Annual Report.

(3) All the equity compensation plans have been approved by the Company's Stockholders.

Approval of the Plan

     Approval of the Plan requires the affirmative vote of the holders of a majority of the shares of the Company's Common Stock represented and entitled to vote on the matter at the Meeting.

      THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE
           MAVERICK TUBE CORPORATION 2003 EMPLOYEE STOCK OPTION PLAN.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     Ernst & Young LLP, was our independent public accountant for the fiscal year ended December 31, 2002. During 2002, we requested proposals from three public accounting firms to perform the independent audit for the calendar year 2003. We received proposals from Ernst & Young LLP, KPMG LLP and Pricewaterhouse Coopers LLP to perform the 2003 independent audit. The Audit Committee and the management of the Company selected Ernst & Young LLP as our independent public accountants for the fiscal year ending December 31, 2003. Representatives of Ernst & Young LLP are expected to attend the Annual Meeting and will have the opportunity to make statements and respond to appropriate questions from stockholders.

                  FEES BILLED BY INDEPENDENT PUBLIC ACCOUNTANTS

     The following table sets forth the amount of audit fees, financial information systems design and implementation fees, and all other fees billed or expected to be billed by Ernst & Young LLP, the Company's principal accountant, for the year ended December 31, 2002:

                                                                      Amount
                                                                  --------------
                                                                  (in thousands)

Audit Fee(1)......................................................        $ 392
Financial Information Systems Design and Implementation Fees......            0
Other Audit Related Expenses(2)...................................          128
All Other Fees(3).................................................        1,175
                                                                  --------------
Total Fees........................................................      $ 1,695
                                                                  ==============
--------------
(1) Includes the annual financial statement audit and limited quarterly review services and expenses.
(2) Includes fees and expenses for other audit related activity provided by Ernst & Young LLP.
(3) Primarily represents tax services which include work performed related to the acquisition of Precision Tube Technology and the tubular division of The LTV Corporation, preparation of tax teturns and tax planning for acquisitions.

     The Audit Committee of the Board of Directors of the Company has considered whether the provision of financial information systems design and implementation and other non-audit services is compatible with maintaining Ernst & Young, LLP's independence. Furthermore, Ernst & Young, LLP has not provided financial information system design and implementation services to the Company for the past two years.

                              STOCKHOLDER PROPOSALS

     Under our By-laws, any stockholder who wishes to bring a matter before an annual meeting of stockholders must deliver a written notice to our Secretary not less than 45 days nor more than 90 days before the anniversary date of the day that proxy materials were first mailed for the prior year's annual meeting of stockholders. The written notice must contain the name and record address of the stockholder submitting the proposal, a brief description of the proposal sought to be raised at the meeting, the number of shares of our stock beneficially owned by the proposing stockholder and certain other information specified in our By-laws. Failure to comply with this advance notice requirement will preclude the stockholder from submitting the proposal to the meeting. For the 2004 Annual Meeting of Stockholders, such written notice shall have been given not later than February 22, 2004, and not earlier than January 8, 2004. In addition, under the SEC's proxy rules, if a stockholder wishes to bring a matter before an annual meeting of stockholders but does not provide written notice of the proposal to us at least 45 days before the anniversary date of the day that proxy materials were first mailed for the prior year's annual meeting of stockholders, any proxies received by the Board of Directors from stockholders in response to its solicitation will be voted by our designated proxies in their discretion on such matter (if the matter is allowed to be brought before the meeting, consistent with our By-laws described above), regardless of whether specific authority to vote on such matter has been received from the stockholders submitting such proxies. Thus, any stockholder who wishes to submit a proposal at the 2004 Annual Meeting of Stockholders and also wishes to avoid the possibility of discretionary voting by our proxies on such matter must give written notice to our Secretary on or before February 22, 2004.

     Under the Securities and Exchange Commission's proxy rules, any stockholder proposal to be presented at the 2004 Annual Meeting of Stockholders must be received by our Secretary at our principal executive offices not later than December 9, 2003, for inclusion in the Board of Director's Proxy Statement and form of proxy related to that meeting. Each proposal submitted should be accompanied by the name and address of the stockholder submitting the proposal, the number of shares of Common Stock owned by him of record or beneficially and the date on which the shares were acquired. If the proponent is not a stockholder of record, proof of beneficial ownership should also be submitted. Each proposal must be a proper subject for action and comply with the proxy rules of the Securities and Exchange Commission.

     A COPY OF OUR ANNUAL REPORT TO STOCKHOLDERS FOR CALENDAR YEAR 2002 ACCOMPANIES THIS PROXY STATEMENT.

     A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR CALENDAR YEAR 2002, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (INCLUDING RELATED FINANCIAL STATEMENTS AND SCHEDULES) IS AVAILABLE TO STOCKHOLDERS WITHOUT CHARGE, UPON WRITTEN REQUEST TO MAVERICK TUBE CORPORATION, 16401 SWINGLEY RIDGE ROAD, SEVENTH FLOOR, CHESTERFIELD, MISSOURI 63017; ATTN. SECRETARY.

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON ARE REQUESTED TO COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY AS SOON AS POSSIBLE.

                            HOUSEHOLDING OF MATERIALS

     In some instances, only one copy of this proxy statement or annual report is being delivered to multiple stockholders, sharing an address, unless the Company has received instructions from one or more of the stockholders to continue to deliver multiple copies. We will deliver promptly upon oral or written request a separate copy of the proxy statement or annual report, as applicable, to any stockholder at your address. If you wish to receive a separate copy of the proxy statement or annual report, you can call us at (636) 733-1600, or send a written request to Maverick Tube Corporation, 16401 Swingley Ridge Road, Seventh Floor, Chesterfield, Missouri 63017, Attention: Secretary. Alternatively, stockholders sharing an address who now receive multiple copies of the proxy statement or annual report may request delivery of a single copy, also by calling us at the number or writing to us at the address listed above.

                                 OTHER BUSINESS

     Our Board of Directors knows of no business which will be presented for consideration at the Annual Meeting other than as set forth in the Notice which accompanies this Proxy Statement. However, if any other matters properly come before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

                                     By Order of the Board of Directors,

                                          /s/ Pamela G. Boone
                                          PAMELA G. BOONE
                                             Secretary

                                  ATTACHMENT A

AUDIT COMMITTEE CHARTER

                                     Purpose

     The Audit Committee is appointed by the Board to assist the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the independent auditor's qualifications and independence, (3) the performance of the Company's internal audit function and independent auditors and (4) the compliance by the Company with legal and regulatory requirements.

     The Audit Committee shall prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

                              Committee Membership

     The Audit Committee shall consist of no fewer than three members. The members of the Audit Committee shall meet the independence and experience requirements of the New York Stock Exchange.

     The members of the Audit Committee shall be appointed by the Board on the recommendation of the Nominating and Governance Committee. Audit Committee members may be replaced by the Board.

                    Committee Authority and Responsibilities

     The Audit Committee shall have the sole authority to appoint or replace the independent auditor and shall approve in advance all audit engagement fees and terms and all non-audit engagements with the independent auditors permitted under applicable law, rules and regulations. The Audit Committee may consult with management, but shall not delegate these responsibilities.

     The Audit Committee shall meet as often as it determines, but not less frequently than quarterly. The Audit Committee may form and delegate authority to subcommittees when appropriate.

     The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The Audit Committee may meet with management, the internal auditors and the independent auditor in separate executive sessions at least quarterly, to the extent it deems necessary or appropriate. The Audit
Committee may also, to the extent it deems necessary or appropriate, meet with the Company's investment bankers or financial analysts who follow the Company.

     The Audit Committee, to the extent it deems necessary or appropriate, shall:

Financial Statement and Disclosure Matters

1. Review and discuss with management and the independent auditor the annual audited financial statements, including disclosures made in management's discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company's Annual Report on Form 10-K.

2. Review and discuss with management and the independent auditor the Company's quarterly financial statements prior to the filing of its Quarterly Reports on Form 10-Q, including the results of the independent auditors' reviews of the quarterly financial statements.

3. Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any significant changes in the Company's selection or application of accounting principles, any major issues as to the adequacy of the Company's internal controls, the development, selection and disclosure of critical accounting policies, estimates and analyses of the effect of alternative assumptions, estimates or GAAP methods on the Company's financial statements.

4. Discuss with management the Company's earnings press releases, including the use of "pro forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies.

5.   Discuss  with  management  and  the  independent   auditor  the  effect  of
     regulatory and accounting initiatives as well as any off-balance sheet structures on the Company's financial statements.

6. Discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

7. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit. In particular, discuss:

     (a) The adoption of, or changes to, the Company's significant auditing and accounting principles and practices as suggested by the independent auditor, internal auditors or management.

     (b) The management letter provided by the independent auditor and the Company's response to that letter.

     (c) Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

Oversight of the Company's Relationship with the Independent Auditor

8. Review the experience and qualifications of the senior members of the independent auditor team.

9. Obtain and review a report from the independent auditor at least annually regarding (a) the auditor's internal quality-control procedures, (b) any material issues raised by the most recent quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, and (d) all relationships between the independent auditor and the Company. Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor's quality controls are adequate and the provision of non-audit services is compatible with maintaining the auditor's independence, and taking into account the opinions of management and the internal auditor. The Audit Committee shall present its conclusions to the Board and, if so determined by the Audit Committee, recommend that the Board take additional action to satisfy itself of the qualifications, performance and independence of the auditor.

10. Consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the lead audit partner or even the independent auditing firm itself on a regular basis. The lead and reviewing audit partner cannot perform audit services for the Company for not more than five consecutive years.

11. Recommend to the Board, policies for the Company's ban on hiring of employees or former employees of the independent auditor who were engaged on the Company's account until after they have completed a one-year cooling off period.

12. Discuss with the national office of the independent auditor issues on which they were consulted by the Company's audit team and matters of audit quality and consistency.

13. Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

Oversight of the Company's Internal Audit Function

14. Review the appointment and replacement of the senior internal audit manager.

15. Review the significant reports to management prepared by the internal auditing department and management's responses.

16.  Discuss  with  the  independent   auditor  the  internal  audit  department
     responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit.

Compliance Oversight Responsibilities

17. Obtain from the independent auditor assurance that Section 10A of the Securities Exchange Act of 1934, as ammended, has not been implicated.

18. Obtain reports from management, the Company's senior internal audit manager and the independent auditor that the Company and its subsidiary/foreign-affiliated entities are in conformity with applicable legal requirements and the Company's Code of Business Conduct and Ethics
     with respect to accounting policies, procedures and disclosure requirements. Review reports and disclosures of insider and affiliated party transactions. Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's Code of Business Conduct and Ethics with respect to accounting policies, procedures and disclosure requirements.

19. Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any employee complaints or published reports, which raise material issues regarding the Company's financial statements, disclosure requirements or accounting policies.

20. Discuss with the Company's General Counsel and Compliance Officer legal matters that may have a material impact on the financial statements, disclosure requirements or the Company's compliance policies to the extent it deems necessary or appropriate.

                           Periodic Review of Charter

     The Committee, with the assistance of counsel and/or the Company's independent accountants, shall reassess the adequacy of its Charter at least annually to ensure consistency with changing needs and compliance with all legal and regulatory requirements and recommend any proposed changes to the Board for approval. The Audit Committee shall make regular reports to the Board and annually assess its own performance.

                      Limitation of Audit Committee's Role

     While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

                                  ATTACHMENT B
                         2003 EMPLOYEE STOCK OPTION PLAN

I. Purpose of the Plan.

     The Maverick Tube Corporation 2003 Employee Stock Option Plan (the "Plan") is intended to provide a means whereby certain key employees of Maverick Tube Corporation, a Delaware corporation (the "Company"), and its subsidiaries, may develop a sense of proprietorship and personal involvement in the development and financial success of the Company and its subsidiaries, and to encourage them to remain with and devote their best efforts to the business of the Company and its subsidiaries, thereby advancing the interests of the Company and its stockholders. Accordingly, the Company may make awards to certain employees in the form of stock options ("Options") with respect to shares of the Company's common stock, par value $0.01 per share (the "Stock"). Options may either be nonqualified stock options ("Nonqualified Options") or options ("Incentive Stock Options") that are intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code".)

II. Term of Plan.

     Subject to the approval of the stockholders of the Company at the Company's 2003 Annual Meeting of Stockholders, the Plan shall be effective as of May 5, 2003 (the "Effective Date"). If stockholders approval of the Plan is not obtained, the Plan shall automatically terminate and be deemed void ab initio, and any Options awarded hereunder shall be terminated and be of no further force and effect. The Plan shall remain in effect until the earlier of ten (10) years from the Effective Date or termination by the Board of Directors of Maverick (the "Board".) If the Plan is terminated by the Board, no Options may be awarded after the effective date of such termination but, subject to the second sentence of this Article II. Options previously granted shall remain outstanding in accordance with all applicable terms and conditions under which they were granted and the terms and conditions of the Plan.

III. Administration.

     (a) Committee Composition. The Plan shall be administered by a committee of the Board of Directors of the Company (the "Board") consisting of not less than two members of the Board as the Board may appoint (the "Committee"). The members of the Committee shall be "Non-Employee Directors" within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Act"), and "outside directors" as defined under Section 162(m) of the Code; provided, however, that noncompliance with such qualifications shall not invalidate any grants of Options by the Committee. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee, however caused, shall be filled by the Board. The Committee shall act by a majority of its members in office and the Committee may act either by vote at a telephonic or other meeting or by a consent or other written instrument signed by all of the members of the Committee. If the Committee does not exist, or for any other reason determined by the Board, the Board may take any action under the Plan that would otherwise be the responsibility of the Committee.

     (b) Committee  Authority.  The Committee  shall have the sole authority to:
(i) determine the terms and provisions of the Option agreements (the "Agreements") entered into under the Plan; (ii) prepare and distribute, in such manner as the Committee determines to be appropriate, information about the Plan; and (iii) make all other determinations deemed necessary or advisable for the administration of the Plan. The Committee may vary the terms and provisions of the individual Agreements in its discretion. Further, the Committee shall have authority to grant options and to determine the exercise price of the Stock covered by each Option, the terms and duration of each Option, the key employees to whom, and the times at which, Options shall be granted, whether the Option shall be a Nonqualified Option or an Incentive Stock Option and the number of shares to be covered by each Option. Notwithstanding the foregoing, the Committee shall not have the authority to make any determination that would be inconsistent with the requirements, restrictions, prohibitions or limitations specified in the Plan.

     (c) Day-to-Day Administration. The day-to-day administration of the Plan may be carried out by such officers and employees of the Company as shall be designated from time to time by the Committee. All expenses and liabilities incurred by the Committee in connection with the administration of the Plan shall be borne by the Company. The Committee may employ attorneys, consultants, accountants, appraisers, brokers or other persons, and the Committee, the Board, the Company and the officers and employees of the Company shall be entitled to rely upon the advice, opinions or valuations of any such persons. The interpretation and construction by the Committee of any provision of the Plan and any determination by the Committee under any provision of the Plan shall be final and conclusive for all purposes. Neither the Committee nor any member thereof shall be liable for any act, omission, interpretation, construction or determination made in connection with the Plan in good faith, and the members of the Committee shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including counsel fees) arising therefrom to the fullest extent permitted by law. The members of the Committee shall be named as insureds in connection with any directors and officers liability insurance coverage that may be in effect from time to time.

IV. Shares Subject to the Plan.

     The aggregate number of shares that may be issued under the Plan shall not exceed 1,000,000 shares of Stock. No more than 250,000 shares of Stock may be subject to Options that are intended to be "performance-based compensation" (as that term is used for purposes of Section 162(m) of the Code) granted to any one individual during any calendar year, regardless of when such shares are deliverable. The shares of Stock issuable under the Plan may consist of authorized but unissued shares of Stock or previously issued shares of Stock reacquired by the Company. Any of such shares that remain unsold and that are not subject to outstanding Options at the termination of the Plan shall cease to be subject to the Plan, but until termination of the Plan and the expiration of all Options granted under the Plan, the Company shall at all times make available a sufficient number of shares to meet the requirements of the Plan and the outstanding Options. If any Option, in whole or in part, expires or terminates unexercised or is cancelled or forfeited, the shares theretofore subject to such Option may again be subject to an Option granted under the Plan. The aggregate number of shares that may be issued under Options granted under the Plan and any maximums set forth in this Plan shall be subject to adjustment as provided in Article V hereof. The issuance of Stock pursuant to the exercise of an Option shall result in a decrease in the number of shares of Stock that may thereafter be available for purposes of the Plan by the number of shares as to which the Option is exercised or cancelled.

V. Grants of Options.

     (a) Type and Number. Options granted under the Plan shall be of such type (Nonqualified Option or Incentive Stock Option) and for such number of shares of Stock and subject to such terms and conditions as the Committee shall designate. The Committee may grant Options at any time and from time to time during the term of the Plan as set forth in Article II to any individual eligible to receive the same. For purposes of the Plan, the date on which an Option is granted is referred to herein as the "Grant Date."

     (b) Option Agreement. Options granted pursuant to the Plan shall be evidenced by Agreements that shall comply with and be subject to the terms and conditions set forth in this Section V and may contain such other provisions, consistent with the Plan, as the Committee shall deem advisable. Each Agreement shall state the total number of shares of Stock that are subject to the Option. References herein to "Agreements" shall include, to the extent applicable, any amendments to such Agreements.

     (c) Persons Eligible to Receive Options.

          (i) Only key employees of the Company or its subsidiaries shall be eligible to receive Options under the Plan. In granting Options to an employee, the Committee shall take into consideration the contribution the employee has made or may make to the success of the Company or its subsidiaries and such other considerations as the Committee shall determine. The Committee shall also have the authority to consult with and receive recommendations from officers and other employees of the Company and its subsidiaries with regard to these matters. In no event shall any employee, his legal representatives, heirs, legatees, distributees, or successors have any right to participate in the Plan, except to such extent, if any, as the Committee shall determine.

          (ii) Options may be granted under the Plan from time to time in substitution for stock options andstock appreciation rights granted by other corporations (the "Acquired Corporation") to their employees who become key employees of the Company or of any of its subsidiaries as a result of a merger or consolidation of the Acquired Corporation with the Company or any such subsidiary, or the acquisition by the Company or a subsidiary of all or substantially all of the assets of the Acquired Corporation or the acquisition by the Company or a subsidiary of stock of the Acquired Corporation.

     (d) Exercise Price.

          (i) The exercise price of each share of Stock covered by each Option ("Exercise Price") shall not be less than one hundred percent (100%) of the Market Value Per Share (as defined below) of the Stock on the date the Option is granted; provided, however, if and when an Incentive Stock Option is granted and the employee receiving the Incentive Stock Option owns or will be considered to own by reason of Section 424(d) of the Code more than ten percent (10%) of the total combined voting power of all classes of stock of the Company (a "10% Stockholder"), the Exercise Price of the Stock covered by such Incentive Stock Option shall not be less than one hundred and ten percent (110%) of the Market Value Per Share of the Stock on the Grant Date of the Incentive Stock Option.

          (ii) The "Market Value Per Share" of the Stock as of any date shall be determined as follows: (A) if the principal market for the Stock is a national securities exchange or the NASDAQ stock market, the closing selling price of the Stock on that date on the principal exchange or on the NASDAQ stock market, as the case may be, on which the Stock is then listed or admitted to trading; (B) if sale prices are not available or if the principal market for the Stock is not a national securities exchange and the Stock is not quoted on the NASDAQ stock market, the average between the highest bid and the lowest asked prices for the Stock on such day as reported on the NASDAQ OTC Bulletin Board Service or by the National Quotation Bureau, Incorporated or a comparable service; (C) if the day is not a business day, and as a result, subsections (d)(ii)(A) and (B) above are inapplicable, the Market Value Per Share of the Stock shall be determined as of the last preceding business day; or (D) if subsections
     (d)(ii)(A) and (B) above are otherwise inapplicable, then the Market Value Per Share of the Stock shall be determined in good faith by the Committee.

     (e) Exercisability of Options.

          (i) An Option may be exercisable in installments or otherwise upon such terms as the Committee shall determine when the Option is granted. The Committee may fix such waiting and/or vesting periods, exercise dates or other limitations as it shall deem appropriate with respect to Options granted under the Plan including, without limitation, making the exercisability thereof contingent upon the achievement of specific goals. Notwithstanding the foregoing, however, in no event shall an Option, or any portion thereof, be exercisable until at least six months after the date of grant of such Option.

          (ii) The Committee at any time: (A) may accelerate the time at which any Option granted hereunder is exercisable or otherwise vary the terms of an Option, notwithstanding the fact that such variance may cause the Option to be treated as a Nonqualified Option; (B) in the case of a Nonqualified Option, may permit the transferability of such Option and may remove any restrictions or conditions to which a Nonqualified Option is subject; and
     (C) subject to the consent of the optionee, may convert an outstanding Incentive Stock Option to a Nonqualified Option if it deems such conversion to be in the best interest of the optionee.

          (iii) No Option shall be exercisable (and any attempted exercise shall be deemed null and void) if such exercise would create a right of recovery for "short-swing profits" under Section 16(b) of the Act, unless the optionee pays the Company the amount of such "short-swing profits" at the time of the exercise of the Option.

          (iv) To the extent that the aggregate Market Value Per Share (determined at the Grant Date) of Stock with respect to which Incentive Stock Options (determined without regard to this sentence) are exercisable for the first time by any individual during any calendar year (under all plans of the Company and its subsidiaries) exceeds One Hundred Thousand Dollars ($100,000), such excess portion of such Incentive Stock Options shall be treated as Nonqualified Options (this sentence shall be applied by taking Incentive Stock Options into account in the order in which they were granted).

     (f) Method of Exercise and Payment of Exercise Price.

          (i) Options may be exercised by giving written notice to the Company stating the number of shares for which the Option is being exercised, accompanied by payment in full of the Exercise Price relating to the shares with respect to which the Option is so exercised.

          (ii) The full Exercise Price for the shares with respect to which the Option is being exercised shall be payable to the Company: (A) in cash or by check payable and acceptable to the Company; (B) subject to the approval of the Committee, by tendering to the Company shares of Stock owned by the optionee having an aggregate Market Value Per Share as of the date of exercise that is not greater than the full Exercise Price for the shares with respect to which the Option is being exercised, provided that such shares shall have been then owned by the optionee for a period of at least six months prior to such exercise, and by paying any remaining amount of the Exercise Price as provided in (A) above; or (C) subject to the approval of the Committee and to such instructions as the Committee may specify, at the optionee's written request the Company may deliver certificates for the shares of Stock for which the Option is being exercised to a broker for sale on behalf of the optionee, provided that the optionee has irrevocably instructed such broker to remit directly to the Company on the optionee's behalf the full amount of the Exercise Price from the proceeds of such sale; provided, however, that in the case of an Incentive Stock Option, (B) and (C) above shall apply only if Committee approval is given on or prior to the Grant Date and the Agreement expressly provides for such optional payment terms. In the event that the optionee elects to make payment as allowed under clause (B) above, the Committee may, upon confirming that the optionee owns the number of shares of Stock being tendered, authorize the issuance of a new certificate for the number of shares being acquired pursuant to the exercise of the Option less the number of shares being tendered upon the exercise and return to the optionee (or not require surrender of) the certificate for the shares of Stock being tendered upon the exercise. Payment instruments will be received subject to collection.

          (iii) Notwithstanding any other provision of the Plan, the Company shall have no liability to deliver any shares of Stock under the Plan or make any other distribution of benefits under the Plan unless such delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act of 1933, as amended), and the applicable requirements of any securities exchange, the NASDAQ or similar entity. If the employee fails to timely accept delivery of and pay for the shares specified in the exercise notice described in subsection
     (f)(i) above, the Committee shall have the right to terminate the Option with respect to such shares.

     (g) Term.

          (i) The term of each Option shall be determined by the Committee at the Grant Date; provided, however, that each Option shall, notwithstanding anything in the Plan or any Agreement to the contrary, expire not more than ten years (five years with respect to an Incentive Stock Option granted to an employee who is a 10% Stockholder) from the Grant Date or, if earlier, the date specified in the Agreement.

          (ii) In the event an individual's employment with the Company and its subsidiaries shall terminate for reasons other than: (i) retirement in accordance with the terms of a retirement plan of the Company or one of its subsidiaries ("Retirement"); (ii) permanent disability (as defined in Section 22(e)(3) of the Code); or (iii) death, the individual's Options shall remain exercisable by him or her only within three months after such termination, provided that such Option has not expired according to its terms, and only to the extent such Option was exercisable immediately prior to such termination of employment.

          (iii) If any termination of employment is due to Retirement or permanent disability, the individual shall have the right to exercise any Option at any time within the 12-month period (three-month period in the case of Retirement for Options that are Incentive Stock Options) following such termination of employment, but only to the extent that the Option was exercisable immediately prior to such termination of employment.

          (iv) Whether any termination of employment is due to Retirement or permanent disability and whether an authorized leave of absence or absence for military or government service or for other reasons shall constitute a termination of employment for purposes of the Plan shall be determined by the Committee in its sole discretion.

          (v) If an individual shall die while entitled to exercise an Option, the individual's estate, personal representative or beneficiary, as the case may be, shall have the right to exercise the Option at any time within the 12-month period following the date of the optionee's death, to the extent that the optionee was entitled to exercise the same on the day immediately prior to the optionee's death.

          (vi) The right of an individual to exercise an Option shall terminate to the extent that such Option is exercised.

VI. Corporate Transactions and Adjustment.

     (a) Effect on Corporate Actions. The existence of the Plan and the Options granted hereunder shall not affect in any way the right or power of the Board of Directors or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company with or into another entity, any issuance of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Stock or the rights thereof, the dissolution or liquidation of the Company or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding.

     (b) Adjustment. The shares with respect to which Options may be granted are shares of Stock as presently constituted. If, however, the number of outstanding shares of Stock are increased or decreased, or such shares are exchanged for a different number or kind of shares or securities of the Company through reorganization, merger, recapitalization, reclassification, stock dividend, stock split, combination of shares or other similar transaction, the aggregate number of shares of Stock subject to the Plan and any maximums set forth in
Section IV hereof, and the shares of Stock subject to issued and outstanding Options under the Plan shall be appropriately and proportionately adjusted by the Committee. Any such adjustment in an outstanding Option shall be made without change in the aggregate Exercise Price applicable to the unexercised portion of the Option but with an appropriate adjustment in the price for each share or other unit of any security covered by the Option.

     (c) No Adjustment Upon Issuance of Securities. Except as may otherwise be expressly provided in the Plan, the issuance by the Company of shares of capital stock of any class or securities convertible into shares of capital stock of any class for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares of capital stock or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock available under the Plan or subject to Options theretofore granted or the Exercise Price per share with respect to outstanding Options.

     (d) Final Determination. Adjustments under this Section shall be made by the Committee whose determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan or in connection with any such adjustment.

     (e) Automatic Termination of Plan and Options. Notwithstanding anything to the contrary contained in this Section VI, upon: (i) the dissolution or liquidation of the Company, (ii) a reorganization, merger or consolidation of the Company with one or more corporations in which the Company is not the surviving corporation, or (iii) a sale of substantially all of the assets of the Company, the Plan shall terminate, and any outstanding Options granted under the Plan shall terminate on the day before the consummation of the transaction; provided that the Committee shall have the right, but not the obligation, to accelerate the time in which any Options may be exercised prior to such a termination. However, the termination of such Options shall not occur if provision is made in writing in connection with the transaction, in a manner acceptable to the Committee, for: (A) the continuance of the Plan and assumption of outstanding Options, (B) the substitution for such Options of new options to purchase the stock of a successor corporation (or parent or subsidiary thereof), with appropriate adjustments as to number and kind of shares and option price or
(C) other treatment of the Options acceptable to the Committee. The Committee shall have the authority to amend this subsection (e) to provide for a requirement that a successor corporation assume any outstanding Options.

VII. Amendment and Termination of Plan.

     (a) Authority to Amend and Terminate. The Board may, from time to time, with respect to any shares at the time not subject to Options, suspend or terminate the Plan or amend or revise the terms of the Plan; provided that any amendment to the Plan shall be approved by a majority of the stockholders of the Company if the amendment would (i) materially increase or decrease the benefits accruing to participants under the Plan; (ii) increase or decrease the number of shares of Stock which may be issued under the Plan, except as permitted under the provisions of Section V above; or (iii) materially modify the requirements as to eligibility for participation in the Plan.

     (b) Consent of Optionholder Required. Subject to the provisions in Section VI above, no amendment, suspension or termination of this Plan shall, without the consent of the optionee, alter or impair any rights or obligations under any Option granted to such optionee under the Plan.

VIII. Preemption by Applicable Laws and Regulations.

     Anything in the Plan or any Agreement entered into pursuant to the Plan to the contrary notwithstanding, if, at any time specified herein or therein for the making of any determination with respect to the issuance or other distribution of shares of Stock, any law, regulation or requirement of any governmental authority having jurisdiction in the premises shall require either the Company or the optionee (or the optionee's beneficiary), as the case may be, to take any action in connection with any such determination, the issuance or distribution of such shares or the making of such determination shall be deferred until such action shall have been taken.

IX.      Miscellaneous.

     (a) Taxes and Withholding. All distributions under the Plan are subject to withholding of all applicable taxes, and the Committee may condition the delivery of any shares or other benefits under the Plan on satisfaction of the applicable withholding obligations. The Committee, in its discretion, and subject to such requirements as the Committee may impose prior to the occurrence of such withholding, may permit such withholding obligations to be satisfied through cash payment by the optionee, through the surrender of shares of Stock that the optionee already owns, or through the surrender of shares of Stock to which the optionee is otherwise entitled under the Plan.

     (b) No Employment Contract. Nothing contained in the Plan shall be construed as conferring upon any optionee the right to continue in the employ of the Company or any of its subsidiaries.

     (c) Employment with Subsidiaries. Employment by the Company for the purpose of this Plan shall be deemed to include employment by, and to continue during any period in which an employee is in the employment of, any subsidiary.

     (d) No Rights as a Stockholder. An optionee shall have no rights as a stockholder with respect to shares covered by such optionee's Option until the date of the issuance of shares to the optionee upon the optionee's exercise of the Option. No adjustment will be made for dividends or other distributions or rights for which the record date is prior to the date of such issuance.

     (e) No Right to Corporate Assets. Nothing contained in the Plan shall be construed as giving any optionee, such optionee's beneficiaries or any other person any equity or other interest of any kind in any assets of the Company or any subsidiary or creating a trust of any kind or a fiduciary relationship of any kind between the Company or any subsidiary and any such person. Any optionee shall have only a contractual right to shares of Stock as set forth in the Agreement, unsecured by any assets of the Company or any subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any subsidiary shall be sufficient to pay any benefits to any person.

     (f) No Restriction on Corporate Action. Nothing contained in the Plan shall be construed to prevent the Company or any subsidiary from taking any corporate action that is deemed by the Company or such subsidiary to be appropriate or in its best interests, whether or not such action would have an adverse effect on the Plan or any Option made under the Plan. No optionee, beneficiary or other person shall have any claim against the Company or any subsidiary as a result of any such action.

     (g) Limitations on Transfer. Except as designated by the optionee by will or by the laws of descent and distribution, neither an optionee nor an optionee's beneficiary shall have the power or right to sell, exchange, pledge, transfer, assign or otherwise encumber or dispose of such optionee's or beneficiary's interest arising under the Plan or any Option received under the Plan, nor shall such interest be subject to seizure for the payment of an Optionee's or beneficiary's debts, judgments, alimony, or separate maintenance or be transferable by operation of law in the event of an optionee's or beneficiary's bankruptcy or insolvency and to the extent any such interest arising under the Plan or an Option received under the Plan is awarded to a spouse pursuant to any divorce proceeding, such interest shall be deemed to be terminated and forfeited notwithstanding any vesting provisions or other terms herein or in the agreement evidencing such Option.

     (h) Application of Funds. The proceeds received by the Company from the sale of shares of Stock pursuant to the Plan shall be used for general corporate purposes.

     (i) Elections in Writing. Unless otherwise specified herein, each election required or permitted to be made by any optionee or other person entitled to benefits under the Plan, and any permitted modification, or revocation thereof, shall be in writing at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require.

     (j) Governing Law; Construction. All rights and obligations under the Plan shall be governed by, and the Plan shall be construed in accordance with, the laws of the State of Missouri without regard to the principles of conflicts of laws. Titles and headings to Sections herein are for purposes of reference only, and shall in no way limit, define or otherwise affect the meaning or interpretation of any provisions of the Plan.

--------------------------------------------------------------------------------
PROXY - MAVERICK TUBE CORPORATION
--------------------------------------------------------------------------------

This Proxy is Solicited By the Board of Directors
For the Annual Meeting of Stockholder - May 5, 2003

The undersigned hereby appoints GREGG M. EISENBERG and PAMELA G. BOONE, and each of them, the true and lawful attorneys-in-fact, agents and proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all of the shares of stock of MAVERICK TUBE CORPORATION which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at The Doubletree Hotel and Conference Center, 16625 Swingley Ridge Road, Chesterfield, Missouri 63017, at 4:00 P.M., Central Daylight Time on Monday, May 5, 2003, and at all adjournements thereof, hereby revoking any proxy heretofore given with respect to such stock, and the undersigned authorize and instructs said proxies to vote as follows:

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(Continued and to be signed on reverse side.)

MAVERICK TUBE CORPORATION

Mr. A Sample
Designation (If Any)
Add1
Add2
Add3
Add4                                            Holder Account Number
Add5                                            C 1234567890 J N T
Add6

                                                [  ]  Mark this box with an X if
                                                      you have made changes to
                                                      your name or address
                                                      details above.

--------------------------------------------------------------------------------
ANNUAL MEETING PROXY CARD
--------------------------------------------------------------------------------

A. Election of Directors:

1. The Board of Directors recommends a vote FOR the listed nominiees.


                              For   Withhold

01 - Gregg M. Eisenberg       [  ]    [  ]
02 - C. Robert Bunch          [  ]    [  ]
03 - David P. Kennedy         [  ]    [  ]
04 - Wayne P. Mang            [  ]    [  ]
05 - Paul McDermott           [  ]    [  ]
06 - C. Adams Moore           [  ]    [  ]
07 - J. Donald Wilson         [  ]    [  ]



B. Approval of 2003 Employee Stock Option Plan


                                                     For    Against   Abstain

2. Approval of 2003 Employee Stock Option Plan       [  ]    [  ]      [  ]



C. Issue


3. In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting and all adjourments thereof.



D. Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.


This Proxy when properly executed will be voted in the manner directed herin by the stockholder(s) signing same. If no direction is given, this Proxy will be Voted FOR Proposals 1 and 2.

Please sign exactly as name appears on this Proxy Card. When shares are held by joint tenants, both should sign. When signing as attorney-in-fact, personal representative, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.


Signature 1                  Signature 2                Date (dd/mm/yyyy)


-------------------------    ------------------------   ------------------------